Exhibit 10.47

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

PHASE 1 CONTRACT SERVICES AGREEMENT

This PHASE 1 CONTRACT SERVICES AGREEMENT (“Agreement”) is made and entered into as of this October 6, 2010 (“Effective Date”) by and between Toyota Motor Corporation, a Japanese corporation, with offices at 1 Toyota-cho, Toyota, Aichi 471-8571, Japan (“TMC”), and Tesla Motors, Inc., a Delaware corporation, with offices at 3500 Deer Creek Road, Palo Alto, CA 94304, U.S.A. (“Tesla”). TMC and Tesla may be referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

A. Tesla has pre-existing technology and intellectual property rights relating to powertrain systems for Electric Vehicles (as defined below);

B. TMC has pre-existing technology and intellectual property rights relating to the manufacturing, operating and selling of a variety of vehicles;

C. The Parties wish to work together to develop Electric Vehicles based on the TMC RAV4 platform (“RAV4 Platform”) and the Tesla Powertrain System (as defined below) (the “Project”);

D. The Parties have executed that certain Prototype Lease to Use and Services Agreement, dated July 15, 2010, regarding Phase 0 pursuant to which Tesla will (a) lease to TMC and its Affiliates (as defined below) for their use operational prototype Phase-0 Electric Vehicles of the RAV4 Platform that Tesla will equip with the existing Tesla Powertrain System, and (b) provide services to customize RAV4 Platforms owned by TMC or one of its Affiliates to equip such RAV4 Platforms with the existing Tesla Powertrain System;

E. Phase 1 involves more comprehensive integration of the Tesla Powertrain System into the RAV4 Platform which integration will involve developing certain interfaces and technology between the Tesla Powertrain System and RAV4 Platform and is likely to require certain modifications to the core Tesla Powertrain System and the RAV4 Platform. The result from Phase 1 will be an Electric Vehicle version of the RAV4 Platform (“RAV4 EV”) that can be manufactured at scale; and

F. The Parties have agreed to negotiate a separate agreement regarding the supply and manufacture of the RAV4 EV (the “Manufacturing and Supply Agreement”).

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

1. DEFINITIONS

(a) “Affiliate” shall mean, with respect to any Party, any other party directly or indirectly controlling, controlled by, or under common control with such Party. For purposes of this definition, “control” when used with respect to any entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of at least fifty percent (50%) of voting securities, by contract or otherwise; the terms “controlling” and “controlled” have meanings correlative to the foregoing. An entity will cease to be an Affiliate if such control relationship no longer exists. TMC’s Affiliate shall include TTC, TEMA, TMS and TMMC, and the expression “TMC” in this Agreement may be interpreted to refer also to any one of TMC’s Affiliates whenever circumstance requires, and for avoidance of doubt, for purposes of receiving rights under Sections 3 and 4 references to “TMC” includes all of TMC’s Affiliates.

(b) “Background Technology” shall mean all Technology that: (i) was developed, conceived or owned by a Party prior to the Effective Date; or (ii) is conceived or reduced to practice by a Party outside its performance under this Agreement.

(c) “Business Day” shall mean any day, other than a Saturday or Sunday, on which banks are open for business in San Francisco, California and Tokyo, Japan.

(d) “Confidential Information” shall mean any information disclosed pursuant to this Agreement by one Party to the other Party during the term of this Agreement which is in written, graphic, machine readable or other tangible form and is marked “Confidential,” “Proprietary” or in some other manner to indicate its confidential nature, or is otherwise disclosed under circumstances that reasonably indicate that the information being disclosed is confidential to the disclosing Party. Confidential Information may also include oral information disclosed by one Party to the other Party in the course of the performance of this Agreement or information observed during the course of the development and technology sharing activities contemplated by this Agreement. To the extent practicable, such information shall be designated as confidential at the time of disclosure and reduced to a written summary, which is marked in a manner to indicate its confidential nature and delivered to the receiving Party, within thirty (30) calendar days after its oral disclosure. As used herein, “Confidential Information” may include, without limitation, the Tesla Technology, the TMC Technology, Qualified Disclosures, and documents relating to the development, manufacturing, testing, and marketing of the Prototype Powertrain Systems, RAV4 Platform, and RAV4 EV which were disclosed by either Party to the other Party, orally, in writing or by drawings or which were obtained through inspection of parts of, or equipment for, any of the foregoing. For avoidance of doubt, all Restricted Disclosures are Confidential Information of the Party that makes the disclosure.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

(e) “Deliverables” shall mean the Prototype Powertrain Systems as well as any tangible items to be delivered by Tesla or TMC, as the case may be, in the performance of the work described in the Statement of Work and Deliverables Schedule. The Deliverables include the Initial Deliverables set forth in the Initial Statement of Work.

(f) “Deliverables Schedule” shall mean the schedule, including Delivery Dates, for the Deliverables other than the Initial Deliverables and the payments and Delivery Dates associated with such Initial Deliverables, to be mutually agreed upon by the Parties and incorporated herein by reference.

(g) “Delivery Dates” shall mean the scheduled completion dates for particular Deliverables as set forth in the Deliverables Schedule.

(h) “Electric Vehicles” shall mean vehicles that are powered by the Tesla Powertrain System.

(i) “Errors” shall mean any material failures or deviations in a Deliverable as measured against the Initial Statement of Work and Specification or Final Specifications, as the case may be.

(j) “Final Specifications” shall mean the mutually agreed upon technical and other specifications for the Prototype Powertrain Systems, RAV4 EV and Phase 1 of the Project, which shall include, without limitation, the TMC EV Spec Book as such Final Specifications may be revised pursuant to Section 2(e) to be mutually agreed upon by the Parties and incorporated herein by reference.

(k) “Final Statement of Work” shall mean the description of work to be performed under this Agreement to be mutually agreed upon by the Parties which will be incorporated into this Agreement by reference and may be revised pursuant to Section 2(e).

(l) “Foreground Technology” shall mean any and all Technology first conceived, developed or reduced to tangible form or practice under this Agreement.

(m) “Initial Deliverables” shall mean the tangible items to be delivered by Tesla in connection with the performance of the work described in the Initial Statement of Work and Specification as mutually agreed upon by the Parties in writing.

(n) “Initial Statement of Work and Specification” shall mean the description of the initial work to be performed under this Agreement and the technical and other specifications for such work, all as mutually agreed by the Parties in writing.

(o) “Intellectual Property Rights” shall mean all rights in or arising under (i) any Patents; (ii) all copyrights in both published and unpublished works, all registrations and applications therefor and all associated moral rights; (iii) all know-how, Trade Secrets, inventions

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

(whether patented or not), confidential information, software, technical information, data, process technology, plans, drawings and blueprints required to be disclosed by either Party to the other Party; and (iv) databases, data compilations and collections and technical data; and (v) any other similar rights in or arising worldwide, in each case, whether arising under the laws of the United States or any other state, country, or jurisdiction.

(p) “Inventions” shall mean any discovery, invention or improvement first developed, conceived or reduced to practice or to tangible form pursuant to this Agreement.

(q) “Jointly-Developed Technology” shall mean Foreground Technology that is created, conceived, authored or invented jointly by at least one Person from each of the Parties who is Personnel within the definition in this Agreement.

(r) “Non-Powertrain Technology” shall mean all Technology other than Powertrain Technology, including without limitation, the Technology set forth on Exhibit C.

(s) “Non-Qualified Jointly-Developed Technology” shall mean all Jointly-Developed Technology that is not Qualified Jointly-Developed Technology.

(t) “Patents” shall mean all classes or types of patents, utility models and design patents including, without limitation, originals, divisions, continuations, continuations-in-part, extensions or reissues and patent applications for these classes or types of patent rights, in all countries of the world.

(u) “Person” shall mean any natural person, general partnership, limited partnership, corporation, joint venture, trust, business trust, limited liability company, cooperative, association or other form of organization.

(v) “Personnel” when used with reference to either Party, shall mean such Party’s employees, agents or other third parties acting under the authority from such Party working on matters relating to performance under this Agreement.

(w) “Powertrain Technology” shall mean all Technology set forth on Exhibit B and other Technology mutually agreed by the Parties in writing.

(x) “Project” shall have the meaning set forth in the Recitals.

(y) “Project Manager” shall have the meaning set forth in Section 2(h).

(z) “Prototype Powertrain Systems” shall mean the Prototype Powertrain Systems identified in the Deliverables Schedule.

(aa) “Qualified Disclosure” shall mean (i) all oral disclosures by one Party to the other Party, and (ii) all disclosures that are not Restricted Disclosures.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

(bb) “Qualified Jointly-Developed Technology” shall have the meaning set forth in Section 3(b)(i).

(cc) “RAV4 EV” shall mean the Electric Vehicle version of the RAV4 Platform.

(dd) “RAV4 EV Powertrain System” shall mean the Tesla Powertrain System as customized for use in the RAV4 EV in accordance with the Final Statement of Work.

(ee) “Restricted Disclosure” shall mean (i) any information that is not disclosed pursuant to this Agreement, (ii) a Restricted Written Disclosure, and (iii) the specific Toyota vehicles or components that TMC provides to Tesla under this Agreement. For avoidance of doubt, inclusion of subsection (iii) as Restricted Disclosure in no way limits Tesla’s rights vis a vis any Toyota vehicles that are not specifically provided to it under this Agreement which Tesla acquires from the market.

(ff) “Restricted Written Disclosure” shall mean any written information that is expressly and clearly marked “RESTRICTED” by the disclosing Party.

(gg) “Services” shall mean the services provided by Tesla under the terms of this Agreement.

(hh) “Technology” shall mean inventions, technology, discoveries, improvements, processes, designs, ideas, know-how, notes, memoranda and documentation.

(ii) “TEMA” shall mean Toyota Engineering and Manufacturing North America, Inc.

(jj) “Tesla Background Technology” shall mean Background Technology that is Tesla’s including, without limitation, all of the Tesla Background Technology related to Tesla Vehicles and Tesla Background Technology related to the Tesla Powertrain System as described on Exhibit A.

(kk) “Tesla Foreground Technology” shall mean (i) all Foreground Technology created, conceived, authored or invented solely by Tesla and its Personnel in connection with performance under this Agreement; and (ii) all Non-Qualified Jointly-Developed Technology that is Powertrain Technology.

(ll) “Tesla Powertrain System” shall mean the Tesla electric powertrain system which is comprised of the following components: (i) drive inverter; (ii) AC induction motor; (iii) single speed gearbox; (iv) charger; (v) lithium-ion battery pack; (vi) thermal management system; and (vii) powertrain system communication and controls.

(mm) “Tesla Subsidiary” shall mean a subsidiary wholly owned by Tesla; provided, however, that local minority ownership is permitted to the extent necessary to comply with local law, and provided further that such local minority interest shall not involve a competitor of TMC without TMC’s prior written approval.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

(nn) “Tesla Technology” shall mean all Tesla Background Technology and Tesla Foreground Technology.

(oo) “Tesla Vehicles” shall mean the Tesla Roadster, Tesla Model S and all other Tesla-branded vehicles.

(pp) “TMC Background Technology” shall mean TMC’s or its Affiliate’s Background Technology.

(qq) “TMC Foreground Technology” shall mean (i) all Foreground Technology created, conceived, authored or invented solely by TMC and/or a TMC Affiliate and their respective Personnel in connection with performance under this Agreement; and (ii) all Non-Qualified Jointly-Developed Technology that is Non-Powertrain Technology.

(rr) “TMC EV Spec Book” shall have the meaning set forth in Section 2(a).

(ss) “TMC Technology” shall mean all TMC Background Technology and TMC Foreground Technology.

(tt) “TMMC” shall mean Toyota Motor Manufacturing Canada Inc.

(uu) “TMS” shall mean Toyota Motor Sales, U.S.A., Inc.

(vv) “TTC” shall mean Toyota Technical Center, a division of TEMA.

(ww) “Trade Secrets” shall mean any Technology or other information that (i) derives independent economic value, actual or potential, from not being generally known to the public or to other persons who could obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Without limiting the generality of the foregoing, Trade Secrets include business information such as information set out in, or relating to, cost data, pricing practices and policies, marketing practices and policies, licensing practices and policies, and the identity and location of past, present, and prospective suppliers and customers.

2. SERVICES

(a) Finalizing the Final Specifications. The Parties agree that the Final Specifications, Deliverables and payment schedule for the Deliverables have not been definitively agreed to as of the Effective Date. The Parties will finalize and mutually agree upon the Final Specifications, Deliverables and payment schedule for the Deliverables within sixty (60) calendar days of the Effective Date. The Final Specifications as mutually agreed to by the Parties shall reference TMC’s EV Spec Book to be separately provided to Tesla hereunder for use in developing the RAV4 EV Powertrain System (“TMC EV Spec Book”).

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

(b) Development. Each of the Parties shall use its commercially reasonable efforts to perform the Services and deliver the Deliverables in accordance with the Initial Statement of Work and Specification or Final Specifications, as the case may be. For avoidance of doubt, the Initial Statement of Work and Specification and the Final Specifications shall contain the full and complete statements of the requirements for the Deliverables and no additional requirements shall alter the requirements for the Deliverables unless mutually agreed to by the Parties pursuant to the process set forth in Section 2(e). Unless otherwise designated in the Initial Statement of Work and Specification or Final Statement of Work, each Party shall have the right to sub-contract all or part of its development obligations under this Agreement; provided that said subcontractors are bound to observe the provisions of this Agreement, and that the delegating Party is liable in the event that subcontractors violate the provisions of this Agreement (whether or not such person or entity is a Party).

(c) Delivery Dates. Each Party (the “Performing Party”) shall use commercially reasonable efforts to complete and deliver its Deliverables by the Delivery Date set forth in the Deliverables Schedule. The Performing Party agrees to notify the other Party (the “Receiving Party”) of any circumstances when and as they arise, that may lead to a deviation from such Delivery Date. If Performing Party is not be able to complete performance according to the Initial Statement of Work and Specification or Final Statement of Work, as the case may be, due to the Receiving Party’s inability to deliver information necessary for the Performing Party to meet its obligations under the Initial Statement of Work and Specification or the Final Statement of Work, as the case may be, the scheduled date on which a Deliverable was due will be extended for the time of the delay to meet a Delivery Date for a Deliverable or other required performance which is delayed on account of failure of the Receiving Party to complete a prerequisite performance or deliver prerequisite material in timely fashion. Deliverables shall be delivered in such format and on such media as set forth in the Initial Statement of Work and Specification or Final Statement of Work, as the case may be, or as the Parties may mutually agree upon in writing. The Performing Party will notify the Receiving Party in writing as soon as reasonably possible, if it will not be able to deliver a Deliverable within the timeframe set forth in the Deliverables Schedule together with the reason for its inability to do so.

(d) Acceptance Process.

(i) Acceptance of Non-Prototype Powertrain Systems Deliverables. Upon delivery of a Deliverable (including, without limitation, the Initial Deliverables) by the Performing Party to the Receiving Party, to the extent that the Deliverable is subject to acceptance, the Receiving Party will test whether the Deliverable conforms in all material respects to the applicable part of the Initial Statement of Work and Specification or Final Specifications, as the case may be. Excluding Deliverables which are Prototype Powertrain Systems, the Receiving Party will accept or reject each Deliverable within fifteen (15) Business Days after delivery and will give the Performing Party written notice of acceptance or rejection thereof, provided however, in the event that a notice of rejection is not received by the Performing Party within the fifteenth (15 th) Business Day period, the

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

Deliverable shall be deemed to have been accepted by the Receiving Party at the close of business on the fifteenth (15th) Business Day of the period. In the event that a Deliverable contains an Error, the Receiving Party shall have the right to reject the Deliverable and provide written notice to the Performing Party describing the Error in sufficient detail to allow the Performing Party to reproduce the Error. The Performing Party will use commercially reasonable efforts to correct the Errors so that the Deliverable conforms to the applicable part of the Initial Statement of Work and Specification or Final Specifications, as the case may be, and shall use commercially reasonable efforts to do so within fifteen (15) Business Days of receiving each of the Receiving Party’s written notices regarding the Errors. At the Receiving Party’s request, the procedure in this Section 2(d)(i) will be repeated with respect to a revised Deliverable to determine whether it is acceptable to the Receiving Party, unless and until the Receiving Party issues to the Performing Party a final rejection of the revised Deliverable after rejecting the Deliverable on at least three (3) prior occasions.

(ii) Acceptance of Prototype Powertrain Systems Deliverables. Upon delivery of a Deliverable, which is a Prototype Powertrain System, by Tesla to TMC, TMC will test whether the Deliverable conforms in all material respects to the applicable part of the Initial Statement of Work and Specification or Final Specifications, as the case may be. TMC will accept or reject each Deliverable within thirty (30) calendar days after delivery and will give Tesla written notice of acceptance or rejection thereof, provided however, in the event that a notice of rejection is not received by Tesla within the thirtieth (30 th) calendar day period, the Deliverable shall be deemed to have been accepted by TMC at the close of business on the thirtieth (30th) day of the period. In the event that a Deliverable contains an Error, TMC shall have the right to reject the Deliverable and provide written notice to Tesla describing the Error in sufficient detail to allow Tesla to reproduce the Error. Tesla will use commercially reasonable efforts to correct the Errors so that the Deliverable conforms to the applicable part of the Initial Statement of Work and Specification or Final Specifications, as the case may be, and shall use commercially reasonable efforts to do so within thirty (30) calendar days of receiving each of TMC’s written notices regarding the Errors. At TMC’s request, the procedure in this Section 2(d)(ii) will be repeated with respect to a revised Deliverable to determine whether it is acceptable to TMC, unless and until TMC issues to Tesla a final rejection of the revised Deliverable after rejecting the Deliverable on at least three (3) prior occasions. If a Party issues a final rejection of the revised Deliverable pursuant to Sections 2(d)(i) or 2(d)(ii), the Receiving Party’s sole remedy and the Performing Party’s sole liability under this Agreement shall be (1) in the case of TMC as the Receiving Party, to withhold payment for the rejected Deliverable only and/or terminate this Agreement by providing written notice to Tesla, such notice to be effective upon Tesla’s receipt, and (2) in the case of Tesla as the Receiving Party, to terminate this Agreement by providing written notice to TMC, such notice to be effective upon TMC’s receipt. For avoidance of doubt, Tesla’s right to payments under Section 5 that accrued as of the date of termination of this Agreement, shall survive in all cases.

(e) Change Order Process. The Parties recognize and acknowledge that the Final Specifications and Final Statement of Work may need to be revised as the work described therein continues. The Parties shall cooperate and work in good faith to adapt any such revisions as needed

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

in accordance with the procedure set forth in this Section 2(e). Either Party may submit to the other Party proposed changes, modifications, alternations or other adjustments to the Final Specifications or Final Statement of Work with the effect of the proposal on dates in the Final Statement of Work and/or estimated costs (“Change Request”). Upon the receipt of any Change Request, the receiving Party will provide written comments to requesting Party within fourteen (14) calendar days including comments on whether the changes to the Final Specifications, Final Statement of Work (including dates therein) and costs will be acceptable. The Parties will negotiate in good faith regarding the proposed changes. Once the Parties agree in writing on the terms of the Change Request, the Change Request shall be effective. Each Party agrees to be reasonable in implementing the Change Order process described in this Section 2(e).

(f) Designation of Line Items as Powertrain or Non-Powertrain. For each of the line items of work listed in the Initial Statement of Work and Specification and for each of the line items of work listed in the Final Specifications and Final Statement of Work, the Parties shall mutually agree in writing on whether each such line item is comprised of Powertrain Technology or Non-Powertrain Technology. The Parties shall work together in good faith to make such designations and shall use the lists of Powertrain Technology and Non-Powertrain Technology set forth in the Exhibits B and C hereto as a guide when making such assignments. The Parties shall also designate the line items in any Change Order as Powertrain or Non-Powertrain and no Change Order shall be approved unless such designation has been made.

(g) Process for Provision and Receipt of Restricted Written Disclosures.

(i) Each Party shall designate a minimum of two (2) individuals in their respective organizations (each a “Restricted Written Disclosure Managers” or “RDMs”) who will be responsible for managing the acceptance or return of Restricted Written Disclosures that the other Party wishes to supply. The initial RDMs for Tesla shall be Mateo Jaramillo and Mike Taylor. The initial RDMs for TMC shall be Edward Mantey and Seiya Nakao. Each Party may change its RDMs at any time by providing written notice to the other Party.

(ii) If a Party (for the purpose of this Section the “Disclosing Party”) wishes to provide the other Party (“Receiving Party”) with a written document that the Disclosing Party deems to be in part or in full a Restricted Written Disclosure one representative of the Disclosing Party shall send the Restricted Written Disclosure to the RDMs for the other Party via the Bulletin Board Service (“BBS”) or other mechanism mutually agreed to by the Parties. Each Restricted Written Disclosure transmitted shall prominently display the legend “RESTRICTED DISCLOSURE” at the top of each page of the document if the document as a whole is restricted or next to those sections of the document that are restricted if only portions of the document are restricted. The email in which the Restricted Written Disclosure is appended shall include “RESTRICTED DISCLOSURE” in the subject line for the email. The RDM for the Receiving Party shall review the Restricted Written Disclosure and, within three (3) Business Days of receiving the document, shall in a written response to the Disclosing Party sent via the BBS or other agreed upon mechanism, either (i) accept the document or portions thereof which were marked as such as a

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

Restricted Written Disclosure, or (ii) notify the Disclosing Party that it does not agree that the document qualifies as a Restricted Written Disclosure and is challenging the designation. The RDMs for the Parties will discuss their respective positions regarding the matter and attempt to resolve the disagreement in good faith. If the RDMs for the Parties are unable to agree on the treatment of the document or portion thereof, the Receiving Party shall have the right to return the Restricted Written Disclosure to the Disclosing Party via the BBS or the other agreed upon mechanism along with a written note indicating that the Restricted Written Disclosure is being returned. Any Restricted Written Disclosure that is returned to the Disclosing Party shall only have been reviewed by the Receiving Party’s RDMs and shall not have been copied, distributed or otherwise disseminated to any other Receiving Party personnel or third parties. All documents provided to the Receiving Party’s RDMs via the BBS (or other mechanism mutually agreement to by the Parties) with the markings described above shall be deemed “Restricted Written Disclosures”.

(iii) For avoidance of doubt, unless otherwise mutually agreed to by the Parties in writing:

(1) If a Disclosing Party provides a written disclosure to the other Party outside the process described in this Section 2(g) that written disclosure can never be deemed a Restricted Written Disclosure. Any document that is provided by a Disclosing Party to the other Party which document includes a Restricted Written Disclosure legend but is not provided through the above-described process will be deemed to be a Qualified Disclosure. Moreover, a Disclosing Party may not go through the process in this Section 2(g) after it has already provided a Qualified Disclosure to the other side outside of this process and ask for the disclosure to be retroactively designated a Restricted Written Disclosure.

(2) If a Disclosing Party first provides information to the other Party orally and later documents put the same oral information in a written document, that document cannot become a Restricted Written Disclosure.

(h) Project Managers. Each Party agrees to appoint a project manager (“Project Manager”) who shall be the principal point of contact to whom all communications between the Parties with respect to the collaboration and development activities under this Agreement shall be directed. The initial Project Manager for Tesla shall be Mr. Diarmuid O’Connell, and the initial Project Manager for TMC shall be Mr. Shinya Kotera. Each Party may change its Project Manager at any time by providing written notice to the other Party. Each Project Manager may appoint a designee to act on the Project Manager’s behalf for certain tasks by providing written notice to the other Party, provided such designee shall not have the authority to act on its Project Manager’s behalf until such written notice has been provided to the other Party. The Project Managers shall hold periodic meetings to discuss the progress of the Project.

(i) NHTSA Testing / FMVSS Compliance. TMC will be responsible for NHTSA testing and FMVSS compliance testing for the RAV4 EV and Tesla will provide all commercially reasonable assistance in connection with such testing.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

3. OWNERSHIP

(a) General Principles. Each Party shall continue to own all of its Technology and Intellectual Property Rights and nothing set forth in this Agreement is intended to, or will transfer ownership of any Technology or Intellectual Property Rights of one Party to the other Party. Except as expressly set forth in Section 4 (License Grants) nothing in this Agreement is intended to grant or will grant one Party any licenses to the Technology or Intellectual Property Rights of the other Party. The delivery or transfer of title to any tangible Deliverable by one Party to the other Party shall not imply any grant of any rights or licenses to the Technology or Intellectual Property Rights embodied therein. Without limiting the foregoing:

(i) Tesla Ownership. Tesla and/or Tesla Subsidiaries own all right, title and interest in the Tesla Technology and all Intellectual Property Rights in Tesla Technology.

(ii) TMC Ownership. TMC and/or its Affiliates own and shall own all right, title and interest in all Deliverables accepted pursuant to Section 2(d) and paid for pursuant to Section 5, the TMC Technology, and all Intellectual Property Rights in the TMC Technology.

(b) Jointly-Developed Technology.

(i) Ownership of Qualified Jointly-Developed Technology. During the term of this Agreement either Party may provide the other Party with written notice that it desires to develop Jointly-Developed Technology with the other Party. If the Parties agree in writing to develop such Jointly-Developed Technology, each Party will have an equal and undivided one-half (1/2) joint ownership interest in all such Jointly-Developed Technology created, conceived, authored or invented jointly by the Parties (“Qualified Jointly-Developed Technology”). For avoidance of doubt, neither Party is obligated to agree to any such joint development proposal. Neither Party shall have any duty of accounting to the other Party with respect to its joint ownership interest in any Qualified Jointly-Developed Technology.

(ii) Non-Qualified Jointly-Developed Technology. If the Parties do not agree pursuant to Section 3(b)(i) to jointly develop Qualified Jointly-Developed Technology, such Technology shall be deemed “Non-Qualified Jointly-Developed Technology” to which the following shall apply:

(1) TMC shall own all right, title and interests in all Non-Qualified Jointly-Developed Technology that is Non-Powertrain Technology; and

(2) Tesla and/or Tesla Subsidiaries shall own all right, title and interests in all Non-Qualified Jointly-Developed Technology that is Powertrain Technology.

(iii) Patent Rights. Any Patents resulting from Inventions that are embodied in any of the following shall be jointly owned: (1) the Qualified Jointly-Developed Technology and which

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

Inventions were made by two or more Personnel jointly with at least one of the inventors having a duty to assign rights in an Invention to Tesla and/or Tesla Subsidiaries, and at least one of the inventors having a duty to assign rights in an Invention to TMC or a TMC Affiliate, or (2) the Payment Technology (subsections (1) and (2), collectively, the “Joint Patents”). Each Party shall own a one-half (1/2) undivided interest in each such Joint Patent without accounting to the other Party.

(iv) Payment for Foreground Technology that is Non-Powertrain Technology. Notwithstanding anything to the contrary in this Agreement, if a Party pays for the development of any Foreground Technology that is Non-Powertrain Technology (and such Foreground Technology that is Non-Powertrain Technology is created, conceived, authored or invented solely by the Party receiving such payment), then each Party will have an equal and undivided one-half (1/2) joint ownership interest in all such Foreground Technology that is Non-Powertrain Technology (“Payment Technology”). The Party receiving such payment hereby irrevocably transfers, conveys and assigns to such paying Party a one-half (1/2) joint ownership interest in and to the Payment Technology, including a one-half (1/2) interest in all Intellectual Property Rights therein. Neither Party shall have any duty of accounting to the other Party with respect to its joint ownership interest in any Payment Technology.

(v) Limitations on Use of Qualified Jointly-Developed Technology and Payment Technology. Each Party’s right to use and exploit the Qualified Jointly-Developed Technology and Payment Technology shall be subject to its obligations to keep the Qualified Jointly-Developed Technology and Payment Technology confidential according to the terms of Section 6. Notwithstanding anything to the contrary in this Agreement:

(1) each Party shall have the right to freely use and exploit the Qualified Jointly-Developed Technology that is Powertrain Technology and all Intellectual Property Rights therein;

(2) TMC shall have the right to freely use and exploit the Qualified Jointly-Developed Technology that is Non-Powertrain Technology, Payment Technology, and all Intellectual Property Rights in the foregoing; and

(3) Tesla shall have the right to freely use and exploit the Qualified Jointly-Developed Technology that is Non-Powertrain Technology, Payment Technology, and all Intellectual Property Rights in the foregoing for any purpose related to Tesla’s development, manufacture and sale of Tesla Vehicles.

(vi) No Implied Rights or Licenses. Joint ownership of the Qualified Jointly-Developed Technology and Payment Technology does not confer any other rights or licenses in either Party’s Technology or Intellectual Property Rights even if such additional rights or licenses are required in order for the other Party to practice or use the Qualified Jointly-Developed Technology, Payment Technology and/or the Intellectual Property Rights therein.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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4. LICENSE GRANTS

(a) Licenses to Perform Under this Agreement.

(i) License to TMC. Subject to the terms and conditions of this Agreement, Tesla hereby grants TMC a limited, worldwide, non-exclusive, royalty-free, fully paid-up, non-transferable, non sub-licensable right and license to use the Tesla Technology and all Intellectual Property Rights therein for the purposes of evaluating, operating and using the Deliverables, performing its obligations under this Agreement, and exercising its rights under this Agreement.

(ii) License to Tesla. Subject to the terms and conditions of this Agreement, TMC hereby grants Tesla and Tesla Subsidiaries a limited, worldwide, non-exclusive, royalty-free, fully paid-up, non-transferable, non sub-licensable right and license to use the TMC Technology and all Intellectual Property Rights therein for the purposes of evaluating, operating and using the Deliverables, performing its obligations under this Agreement, and exercising its rights under this Agreement.

(b) Licenses to Powertrain Technology.

(i) License to TMC Foreground Technology that is Powertrain Technology. Subject to the terms and conditions of this Agreement, TMC hereby grants Tesla and Tesla Subsidiaries a limited, worldwide, non-exclusive, royalty-free, fully paid-up right and license to all TMC Foreground Technology that is Powertrain Technology and is a Qualified Disclosure and all Intellectual Property Rights therein (except Patents) to use, perform, display, reproduce, create derivative works, make, have made, use, sell (directly or indirectly), offer for sale or disposition, import, dispose and otherwise exploit such TMC Foreground Technology that is Powertrain Technology and is a Qualified Disclosure for any purpose including, without limitation, in its electric vehicle business and in performing services for its customers. The foregoing license shall be fully transferable and sublicenseable.

(ii) License to TMC Background Technology that is Powertrain Technology. Subject to the terms and conditions of this Agreement, TMC hereby grants Tesla and Tesla Subsidiaries a limited, worldwide, non-exclusive, royalty-free, fully paid-up right and license to all TMC Background Technology that is Powertrain Technology and is a Qualified Disclosure and all Intellectual Property Rights therein (except Patents) to use, perform, display, reproduce, create derivative works, make, have made, use, sell (directly or indirectly), offer for sale or disposition, import, dispose and otherwise exploit such TMC Background Technology that is Powertrain Technology and is a Qualified Disclosure for any purpose including, without limitation, in its electric vehicle business and in performing services for its customers. The foregoing license shall be fully transferable and sublicenseable.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(c) Licenses to Non-Powertrain Technology.

(i) License to Tesla Foreground Technology that is Non-Powertrain Technology. Subject to the terms and conditions of this Agreement, Tesla hereby grants TMC a limited, worldwide, non-exclusive, royalty-free, fully paid-up right and license to all Tesla Foreground Technology that is Non-Powertrain Technology and is a Qualified Disclosure and all Intellectual Property Rights therein (except Patents) to use, perform, display, reproduce, create derivative works, make, have made, use, sell (directly or indirectly), offer for sale or disposition, import, dispose and otherwise exploit such Tesla Foreground Technology that is Non-Powertrain Technology and is a Qualified Disclosure for any purpose. The foregoing license shall be fully transferable and sublicenseable.

(ii) License to Tesla Background Technology that is Non-Powertrain Technology. Subject to the terms and conditions of this Agreement, Tesla hereby grants TMC a limited, worldwide, non-exclusive, royalty-free, fully paid-up right and license to all Tesla Background Technology that is Non-Powertrain Technology and is a Qualified Disclosure and all Intellectual Property Rights therein (except Patents) to use, perform, display, reproduce, create derivative works, make, have made, use, sell (directly or indirectly), offer for sale or disposition, import, dispose and otherwise exploit such Tesla Background Technology that is Non-Powertrain Technology and is a Qualified Disclosure for any purpose. The foregoing license shall be fully transferable and sublicenseable.

(d) No Other Rights. Except as may be explicitly provided in this Agreement, no licenses or rights to (i) any Technology or Intellectual Property Rights that are owned or licensable by Tesla; and (ii) any Technology or Intellectual Property Rights that are owned or licensable by TMC are granted, licensed, or otherwise transferred under this Agreement by implication or otherwise. Notwithstanding the foregoing, nothing herein restricts either of the Party’s rights with respect to Residuals as set forth in Section 6(f) (except for Patents). For the avoidance of doubt, except with respect to the licenses in Section 4(a) no licenses or other rights are granted by either Party to the other Party with respect to such Party’s Patents.

5. COMPENSATION

(a) Initial Quote. TMC acknowledges and understands that the Sixty Million Dollars ($60,000,000) quote for development services pursuant to this Agreement is based on Tesla’s preliminary estimate of the development services, schedule and [***] Prototype Powertrain Systems to be delivered, and the validation services of those Prototype Powertrain Systems that might be required by TMC (the “Initial Quote”). To the extent that the Services required by the Final Specifications and Final Statement of Work or the number of Prototype Powertrain Systems are in excess of [***] units, the Parties will negotiate in good faith to mutually agree on the payments for such additional Services.

(b) Initial Statement of Work and Payment. Promptly after the Effective Date, Tesla shall provide TMC with the Deliverables set forth in the Initial Statement of Work and Specification along with an invoice for the non-refundable amount of [***] (“Initial Payment”) which sum will

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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be applied towards the Initial Quote indicated above. Notwithstanding the provisions of Section 2(d), TMC shall complete the acceptance evaluation set forth in Section 2(d), for the Deliverables set forth in the Initial Statement of Work and Specification in no more than five (5) calendar days and shall pay the invoice for such Initial Deliverables within twenty-five (25) calendar days of such acceptance. Tesla shall be entitled to an additional payment of [***] (“Second Payment”) which sum will be applied towards the Initial Quote indicated above upon the date when Tesla and TMC agree to the Final Specification. After the date of such agreement, Tesla will issue an invoice to TMC for the Second Payment and that sum shall be due and payable upon TMC’s receipt of the invoice. The remaining balance of the Initial Quote will be paid according to the schedule and Deliverables set forth in the Final Specifications. To the extent that the Parties take more than sixty (60) calendar days to finalize the Final Specifications, Final Statement of Work, Deliverables and Payment Schedule, an additional progress payment will be made by TMC for Services to be provided, as agreed mutually by the two Parties.

(c) Fees. In consideration for provision of the Services under this Agreement, subject to TMC’s acceptance of the applicable Deliverable pursuant to Section 2(d) and Tesla’s delivery of the applicable Deliverable on the applicable Delivery Date, TMC (or TTC or another entity designated by TMC) shall pay Tesla the amounts (“Fees”) and pursuant to the payment schedule to be mutually agreed upon by the Parties and incorporated herein by reference.

(d) Invoicing; Payment. Except as set forth in Section 5(a)-(c), all payments from TMC are due within thirty (30) calendar days of the date of Tesla’s invoice and will be paid in full without set off or other deduction in U.S. Dollars. Payment will be made by wire transfer of immediately available funds to such bank and account as Tesla will direct. In the event that payment is not received within thirty (30) calendar days of the date of Tesla’s invoice, Tesla will be entitled in its sole discretion to (a) charge interest on any undisputed outstanding amount from day to day at the rate of one percent (1%) per annum over the prime lending rate of Bank of America applying from time to time, both before and after judgment in respect of all invoices outstanding from their due date until payment is actually received; (b) suspend performance hereunder without liability until the outstanding amount is paid in full and the timetable and any other times agreed for the provision of the Services or Deliverables will be amended accordingly; and/or (c) terminate this Agreement pursuant to Section 10(b)(ii).

(e) Sales Taxes. In the event any sales tax is required to be paid or levied by any governmental authority in connection with any payments made under this Agreement, TMC shall be responsible for paying all such taxes which payment shall be in addition to any Fees payable under this Agreement.

(f) Manufacturing and Supply Agreement. The Parties acknowledge and agree that TMC will not pay any additional fees for use of Tesla Technology under the Manufacturing and Supply Agreement. Nothing in this Agreement places any obligation on (a) Tesla to supply any powertrains to TMC for commercial use, or (b) TMC to purchase any powertrains from Tesla for commercial use.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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6. CONFIDENTIALITY

(a) Duty to Hold in Confidence. Each Party (“Recipient”) will preserve in strict confidence and secure against accidental loss any Confidential Information disclosed to it by the other Party (“Disclosing Party”). In preserving Disclosing Party’s Confidential Information, Recipient will use the same standard of care it would use to secure and safeguard its own confidential information of similar importance, but in no event less than reasonable care. Any permitted reproduction of Disclosing Party’s Confidential Information shall contain all confidential or proprietary legends which appear on the original. Recipient shall immediately notify Disclosing Party in writing in the event of any loss or unauthorized disclosure or use of Disclosing Party’s Confidential Information. Recipient shall only use Disclosing Party’s Confidential Information for the sole purpose of evaluating, operating and using the Deliverables, performing its obligations and exercising its rights under this Agreement.

(b) Exceptions. Confidential Information shall not include information Recipient can document, which: (i) is or becomes (through no improper action or inaction by Recipient or any Affiliate or Personnel of Recipient) generally known to the public (and is readily available without substantial effort), (ii) was rightfully in its possession or known by Recipient prior to receipt from Disclosing Party (as evidenced in writing), (iii) was rightfully disclosed to Recipient by another person without restriction, or (iv) was independently developed by or for Recipient without access to or use of any Confidential Information of Disclosing Party.

(c) Permitted Disclosures. Recipient shall permit access to Disclosing Party’s Confidential Information solely to its Affiliates and Personnel of Recipient and its Affiliates who (i) have a need to know such Confidential Information; and (ii) have agreed to comply with confidentiality terms at least as restrictive as those contained herein. Except as permitted in the exercise of the licenses and rights granted under this Agreement, Recipient shall not disclose or transfer any Disclosing Party’s Confidential Information to any third party, without the specific prior written approval of Disclosing Party, except to the extent required by law or governmental or court order to be disclosed by Recipient, provided that Recipient gives Disclosing Party prompt written notice of such requirement prior to such disclosure and cooperates with Disclosing Party in the latter’s attempt, if any, to prevent such disclosure or in obtaining a protective or similar order with respect to such Confidential Information to be disclosed.

(d) Obligation to Return Confidential Information. Recipient acknowledges that Disclosing Party retains ownership of all Confidential Information disclosed or made available to Recipient. Accordingly, upon any termination, cancellation or expiration of this Agreement, or upon Disclosing Party’s request for any reason (other than in violation of this Agreement), Recipient shall, within thirty (30) calendar days after such termination, cancellation or expiration or request, return promptly to Disclosing Party the originals and all copies (without retention of any copy) of any written documents, tools, materials or other tangible items containing or embodying Confidential Information of Disclosing Party; provided, however, that Recipient shall be entitled to retain such originals and copies of Confidential Information of Disclosing Party as Recipient shall reasonably

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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conclude are necessary to Recipient’s use and exploitation, as permitted by this Agreement, of any rights or licenses retained by Recipient following such termination, cancellation, expiration or request.

(e) No Representations or Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7, DISCLOSING PARTY MAKES NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, STATUTORY OR IMPLIED, RELATING TO THE SUFFICIENCY OR ACCURACY OF ITS CONFIDENTIAL INFORMATION DISCLOSED FOR ANY PURPOSE, NOR REGARDING INFRINGEMENT OF OTHERS’ INTELLECTUAL PROPERTY RIGHTS WHICH MAY ARISE FROM THE USE OF SUCH CONFIDENTIAL INFORMATION.

(f) No Grant of Property Rights; Residual Information. Recipient recognizes and agrees that, except as expressly set forth in this Agreement, nothing herein shall be construed as granting any property rights, by license or otherwise, to any of Disclosing Party’s Confidential Information, or to any invention or any patent right that has issued or that may issued on such Confidential Information or to decompile or reverse engineer any of the Disclosing Party’s Confidential Information. Any rights to such Intellectual Property Rights are set forth in Sections 3 and 4. Notwithstanding the foregoing, Recipient shall have the right to use and exploit Residuals for any purpose. As used herein, “Residuals” shall mean ideas, information and understandings retained in the unaided memory of Recipient’s employees as a result of their review, evaluation and testing of the Confidential Information of Disclosing Party. For the avoidance of doubt, no patent or copyright license to Residuals is granted to either Party under this Section 6(f). Each Party acknowledges that the other Party’s receipt of its Confidential Information under this Agreement shall not create any obligation in any way limiting or restricting the assignment of employees within such Party.

(g) Confidentiality of Agreement. Each Party agrees that the terms and conditions of this Agreement shall be treated as confidential information and that no reference to the terms and conditions of this Agreement can be made without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that each Party may disclose the mere existence of this Agreement without restriction and may disclose the terms and conditions of this Agreement: (i) as required by any court, administrative agency or other governmental body, including without limitation any filing or public disclosure that may be required under any national, federal or state securities law or regulation; (ii) as otherwise required by law; (iii) in confidence, to legal counsel of the Parties and other professional advisors; (iv) in confidence, to accountants, banks, potential investors, financing sources and their respective advisors who would not reasonably be deemed to be potential customers or competitors of the other Party; (v) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vi) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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7. LIMITED REPRESENTATIONS AND WARRANTIES; DISCLAIMER

(a) Mutual Representations and Warranties. Each Party represents and warrants to the other Party that it: (i) has the right to enter this Agreement, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (iii) has by all necessary corporate action duly and validly authorized the execution and delivery of this Agreement and the performance of its obligations hereunder, (iv) will perform the Services in accordance with applicable laws and regulations, and (v) this Agreement is the valid and legally binding obligation of each Party in accordance with its terms.

(b) Tesla Representations and Warranties. Tesla represents and warrants that it will perform the Services in a professional nature, conforming to generally accepted industry-standards.

(c) Disclaimer. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY, OR CONDITION, EXPRESS OR IMPLIED. EACH PARTY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, AND MERCHANTABILITY.

8. INDEMNIFICATION

(a) Mutual Indemnification. Subject to Sections 8(c) and 8(d), each Party (the “Indemnifying Party”) will defend, indemnify and hold the other Party and its Affiliates (the “Indemnified Party”) harmless from and against all third party claims, liabilities, damages and costs (including legal fees and costs), arising from or related to (i) any allegation that the Tesla Technology (when Tesla is the Indemnifying Party) or the TMC Technology (when TMC is the Indemnifying Party) infringes or misappropriates a third party’s Intellectual Property Right, (ii) any parts (including third party parts) supplied by the Indemnifying Party under this Agreement, or (iii) the Indemnifying Party’s gross negligence or willful misconduct.

(b) TMC Indemnification. Subject to Sections 8(c) and 8(d), TMC will defend, indemnify and hold Tesla and its Affiliates (the “Indemnified Parties”) harmless from and against all third party claims, liabilities, damages and costs (including legal fees and costs), arising from or related to TMC’s failure to comply with Section 2(i).

(c) Exceptions. The obligations set forth in Section 8(a)(i) shall not apply to the extent such infringement or misappropriation claim arises out of or is related to: (i) compliance with the Indemnified Party’s specifications, (ii) use of the Tesla Technology (when Tesla is the Indemnifying Party) or the TMC Technology (when TMC is the Indemnifying Party) in combination with any software, hardware, network, system, or other technology that was not supplied by the Indemnifying Party or, in the case of the Tesla Technology, which was not a part of the Prototype Powertrain Systems as delivered to TMC by Tesla and accepted by TMC, (iii) any modifications of the Tesla

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Technology (when Tesla is the Indemnifying Party) or the TMC Technology (when TMC is the Indemnifying Party) by anyone other than the Indemnifying Party, (iv) the Indemnified Party continuing the allegedly infringing or misappropriating activity after being informed by the Indemnifying Party of modifications that would have avoided the alleged infringement or misappropriation, or (v) use of the Tesla Technology or Prototype Powertrain Systems (when Tesla is the Indemnifying Party), or the TMC Technology (when TMC is the Indemnifying Party) in a manner that is in breach of the terms and conditions of this Agreement.

(d) Conditions. The Parties’ indemnification obligations under this Section 8 are contingent upon: (i) the Indemnified Party giving prompt written notice to the Indemnifying Party of any claim under Section 8(a) and 8(b) (provided, however, that failure to give such notification shall not affect the indemnification provided thereunder except to the extent, and only to the extent, that the Indemnifying Party shall have been actually prejudiced as a result of such failure), and (ii) at the Indemnifying Party’s request and expense, the Indemnified Party cooperating in the investigation and defense of such claim(s). The Indemnified Party shall be entitled to participate in (but not control) such investigation and/or defense and to retain its own counsel, at its own expense. The Indemnifying Party shall not settle or consent to an adverse judgment in any such claim that adversely affects the rights or interests of the Indemnified Party or imposes additional obligations on the Indemnified Party, without the prior express written consent of the Indemnified Party which consent shall not be unreasonably withheld.

9. LIMITATION OF LIABILITY

EXCEPT FOR BREACHES OF SECTION 6 (CONFIDENTIALITY), UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN. EXCEPT FOR BREACHES OF SECTION 6 (CONFIDENTIALITY), IN NO EVENT SHALL EACH PARTY’S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED [***]. THE PARTIES AGREE THAT THIS SECTION 9 REPRESENTS A REASONABLE ALLOCATION OF RISK.

10. TERM AND TERMINATION

(a) Term of Agreement. Unless otherwise terminated as provided herein, this Agreement shall be effective upon the Effective Date and shall remain in force until March 31, 2012 (“Term”) unless earlier terminated pursuant to the provisions of Section 10(b) or (c).

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(b) Termination for Cause. This Agreement may be terminated by a Party for cause immediately upon the occurrence of and in accordance with the following:

(i) Insolvency Event. Either Party may terminate this Agreement by delivering written notice to the other Party upon the occurrence of any of the following events: (1) a receiver is appointed for the other Party or its property; (2) the other Party makes a general assignment for the benefit of its creditors; (3) the other Party commences, or has commenced against it, proceedings under any bankruptcy, insolvency or debtor’s relief law, which proceedings are not dismissed within sixty (60) calendar days; or (4) the other Party is liquidated or dissolved.

(ii) Default. Either Party may terminate this Agreement effective upon written notice to the other Party if the other Party violates any covenant, agreement, representation or warranty contained herein in any material respect or defaults or fails to perform any of its obligations or agreements hereunder in any material respect, which violation, default or failure is not cured within thirty (30) calendar days after written notice thereof from the non-defaulting Party stating its intention to terminate this Agreement by reason thereof.

(c) Termination for Convenience. Any time beginning on May 1, 2011, TMC may terminate this Agreement effective upon written notice to Tesla at any time by bearing all reasonable, actual and documented development costs incurred by Tesla up to such point less Fees already paid by TMC pursuant to Section 5, and upon such termination, Tesla shall deliver all in-development products to TMC.

(d) Survival of Rights and Obligations Upon Termination. Sections 1, 2(i), 3, 4(b), 4(c), 4(d), 5 (but solely for payments accrued as of the date of termination), 6, 7, 8, 9, 10(d), and 11 shall survive termination or expiration of this Agreement.

11. MISCELLANEOUS

(a) Force Majeure. Except with regard to the payment of money, neither Party shall be responsible for any delays caused by acts of God or any other cause beyond its reasonable control, including but not limited to such things as strikes, riots, acts of war, material shortages, restricting legislation, embargo, blockage, work stoppage, major outage of a public communications carrier, etc. Any delay caused by one Party which affects the other Party’s ability to perform its obligations according to the terms of this Agreement shall extend the non-delaying Party’s obligation to perform by the same number of calendar days by which the delaying Party delayed in performing its obligations.

(b) Further Assurances. Each Party agrees to cooperate fully with the other Party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other Party, to better evidence and reflect the transactions described in and contemplated by this Agreement, and to carry into effect the intents and purposes of this Agreement.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(c) No Exclusivity. The relationship contemplated in this Agreement is non-exclusive and each Party reserves the right to enter into arrangements with third parties

(d) Compliance with Laws. Each Party warrants that in performance of work under this Agreement it has complied with or shall comply with all applicable national, federal, state, local laws and ordinances now or hereafter enacted including, but not limited to export laws and regulations.

(e) Relationship of Parties. The Parties are independent contractors under this Agreement and no other relationship is intended, including a partnership, franchise, joint venture, agency, employer/employee, fiduciary, master/servant relationship, or other special relationship. Neither Party shall act in a manner that expresses or implies a relationship other than that of independent contractor, nor bind the other Party.

(f) No Third Party Beneficiaries. Unless otherwise expressly provided for, no provisions of this Agreement are intended or shall be construed to confer upon or give to any person or entity other than TMC and Tesla (and their authorized assignees under Section 11(j)) any rights, remedies or other benefits under or by reason of this Agreement.

(g) Announcement; No Trademark Licenses. The Parties agree that no initial announcement or other public disclosure of the existence or terms of this Agreement, unless required by law, shall be made until the Parties have agreed upon the text of and issued an appropriate joint press release announcing this Agreement. Moreover, neither Party shall have any right or license to use the trademarks, service marks or logos of the other Party for any purpose without first obtaining written consent of the other Party from an authorized representative thereof.

(h) Equitable Relief. Each Party acknowledges that a breach by the other Party of any confidentiality or proprietary rights provision of this Agreement may cause the non-breaching Party irreparable damage, for which the award of damages would not be adequate compensation. Consequently, the non-breaching Party may institute an action to enjoin the breaching Party from any and all acts in violation of those provisions, which remedy shall be cumulative and not exclusive, and the non-breaching Party may seek the entry of an injunction enjoining the breaching Party from any breach or threatened breach of those provisions, in addition to any other relief to which the non-breaching Party may be entitled at law or in equity.

(i) Notices. Any notice required or permitted to be given by either Party under this Agreement shall be in writing and shall be personally delivered or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by first class mail (registered or certified), to the Project Manager of the other Party. Notices will be deemed effective (i) three (3) Business Days after deposit, postage prepaid, if mailed, (ii) the next day if sent by overnight mail, or (iii) the same day if sent by facsimile and confirmed as set forth above. A copy of any notice shall be sent to the following:

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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TMC	Tesla
Toyota Motor Corporation Tesla Motors, Inc.	Tesla Motors, Inc.
1, Toyota-cho, Toyota City	3500 Deer Creek Road
Aichi Prefecture 471-8571	Palo Alto, CA 94304
Japan	U.S.A
Attn: General Manager,
BR-Electric Drive Vehicles Project Dept	Attn: Legal Department
Fax: +81-565-23-5714	Fax: +1 (650) 701-2613

(j) Assignment. A Party may not assign its rights or delegate its obligations hereunder, either in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other Party, provided however that no such consent shall be required for an assignment of this Agreement in the case of a merger, reorganization or in whole or part in connection with the sale or transfer of all or substantially all of the relevant assets of the assigning Party’s assets or equity. Any attempted assignment or delegation without the other Party’s written consent will be void. The rights and liabilities of the Parties under this Agreement will bind and inure to the benefit of the Parties’ respective successors and permitted assigns.

(k) Waiver and Modification. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this Agreement will be effective only if in writing and signed by the Parties.

(l) Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement to be unenforceable, that provision of this Agreement will be enforced to the maximum extent permissible so as to implement the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

(m) Governing Law and Jurisdiction. This Agreement and any action related hereto shall be governed, controlled, interpreted and defined by and under the laws of the State of California and the United States, without regard to the conflicts of laws provisions thereof. The exclusive jurisdiction and venue of any action with respect to the subject matter of this Agreement shall be the state courts of the State of California for the County of Santa Clara or the United States District Court for the Northern District of California and each of the Parties submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. The Parties specifically disclaim the UN Convention on Contracts for the International Sale of Goods.

(n) Headings. Headings used in this Agreement are for ease of reference only and shall not be used to interpret any aspect of this Agreement.

(o) Entire Agreement. This Agreement, including all exhibits which are incorporated herein by reference, constitutes the entire agreement between the Parties with respect to the subject matter

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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EXECUTION VERSION

hereof, and supersedes and replaces all prior and contemporaneous understandings or agreements, written or oral, regarding such subject matter.

(p) Counterparts. This Agreement may be executed in two (2) counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Agreement by persons duly authorized as of the date and year first above written.

By:	/s/ S. Terashi	By	/s/ JB Straubel
Name:	Shigeki Terashi	Name:	JB Straubel
Title:	Managing Officer	Title:	Chief Technical Officer
Date:	Oct. 6, 2010	Date:	Oct. 6th, 2010

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

Exhibit A

Tesla Background Technology

Tesla Background Technology includes, without limitation, all of the Tesla Background Technology related to the following Tesla developed Technologies:

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

Exhibit B

Powertrain Technology

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

TESLA AND TMC CONFIDENTIAL INFORMATION

Exhibit C

Non-Powertrain Technology

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.